UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   July 11, 2006

FIRST INVESTORS FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

TEXAS	0-026686	76-0465087

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

675 Bering, Suite 710, Houston,		TX 77057

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (713) 977-2600

“NOT APPLICABLE”

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

On July 11, 2006, First Investors Financial Services Group, Inc. issued a press release announcing the results of operations for the three and twelve months ended April 30, 2006.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.1
Press release dated July 11, 2006

Signature

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Investors Financial Services Group, Inc.

Date: July 11, 2006	By:	/s/ Bennie H. Duck

Bennie H. Duck
Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)